===============================================================================
                                               --------------------------------
                                               \        OMB APPROVAL          \
                                               \------------------------------\
                                               \  OMB Number:      3235-0059  \
                                               \  Expires:  January 31, 2002  \
                                               \  Estimated average burden    \
                                               \  hours per response....13.12 \
                                               --------------------------------

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Crescent Banking Company
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:






Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                     [CRESENT BANKING COMPANY LETTERHEAD]


                                March 24, 2000

TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Crescent Banking Company (the "Company"), which will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 20, 2000 at 2:00 p.m. local time (the "Annual Meeting").

     At the Annual Meeting, you will be asked to consider and vote upon:

(1) The election of four directors, including two Class III directors to serve until the Company's 2003 Annual Meeting of Shareholders, one Class II director to serve until the Company's 2002 Annual Meeting of Shareholders and one Class IV director to serve until the Company's 2001 Annual Meeting of Shareholders;

(2) The approval of the Crescent Banking Company 2000 Employee Stock Purchase Plan; and

(3) Such other matters as may properly come before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     We hope you can attend the Annual Meeting and vote your shares in person. In any case, please complete the enclosed proxy and return it to us. Your completion of the proxy will ensure that your preferences will be expressed on the matters that are being considered. If you deliver a completed proxy, but you are able to attend the Annual Meeting, you may revoke your proxy and re-cast your votes by voting in person at the Annual Meeting or by following the revocation procedures described in the accompanying Proxy Statement. If you have any questions about the Proxy Statement, please contact us at (706) 692-2424.

                              Sincerely,

                              /s/ J. Donald Boggus, Jr.
                              ----------------------
                              J. Donald Boggus, Jr.
                              President and CEO

                           CRESCENT BANKING COMPANY
                                251 Highway 515
                               Jasper, GA 30143


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD THURSDAY, APRIL 20, 2000


TO THE SHAREHOLDERS OF
CRESCENT BANKING COMPANY:

     NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Shareholders of Crescent Banking Company (the "Company") will be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, Thursday, April 20, 2000 at 2:00 p.m. local time (together with any adjournments or postponements thereof, the "Annual Meeting") for the following purposes:

     1.  Elect Directors. To elect four directors, including two Class III
         ----------------
         directors to serve until the Company's 2003 Annual Meeting, one Class II director to serve until the Company's 2002 Annual Meeting of Shareholders and one Class IV director to serve until the Company's 2001 Annual Meeting of Shareholders;

     2.  Employee Stock Purchase Plan. To approve the Crescent Banking Company
         -----------------------------
         2000 Employee Stock Purchase Plan; and

     3.  Other Business. To act upon such other matters as may properly come
         ---------------
         before the Annual Meeting or any reconvened meeting following any adjournment thereof.

     Only shareholders of record at the close of business on March 17, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. All shareholders, whether or not they expect to attend the Annual Meeting in person, are requested to complete, date, sign, and return the enclosed form of proxy in the accompanying envelope. The proxy may be revoked by the person executing the proxy by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ J. Donald Boggus, Jr.
                              -------------------------
                              J. Donald Boggus, Jr.
                              President and CEO

March 24, 2000

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE COMPANY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY.

                              PROXY STATEMENT FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                          OF CRESCENT BANKING COMPANY

                      TO BE HELD THURSDAY, APRIL 20, 2000

                                 INTRODUCTION


General

     This Proxy Statement is being furnished to the shareholders of Crescent Banking Company (the "Company") in connection with the solicitation by the Company of proxies for use at the Company's 2000 Annual Meeting of Shareholders (together with any postponements or adjournments thereof, the "Annual Meeting") to be held at the Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia on Thursday, April 20, 2000 at 2:00 p.m. local time, and at any postponements or adjournments thereof. The Annual Meeting is being held to consider and vote upon (i) the election of four directors, including two Class III directors to serve until the Company's 2003 Annual Meeting of Shareholders, one Class II director to serve until the Company's 2002 Annual Meeting of Shareholders and one Class IV director to serve until the Company's 2001 Annual Meeting of Shareholders, (ii) the approval of the Crescent Banking Company 2000 Employee Stock Purchase Plan, and (iii) such other business as may properly come before the Annual Meeting. This proxy solicitation is being made by Crescent Banking Company.

     The Board of Directors is not aware of any other business to be presented to a vote of the shareholders at the Meeting other than the matters described in this Proxy Statement. As permitted by Rule 14a-4(c) of the Securities and Exchange Commission (the "SEC"), the persons named as proxies on the enclosed proxy card will have discretionary authority to vote in their judgment on any proposals presented by shareholders for consideration at the Meeting that were submitted to the Company after February 14, 2000. Such proxies also will have discretionary authority to vote in their judgment upon the election of any person as a director if a director nominee is unable to serve for good cause and will not serve, and on matters incident to the conduct of the Meeting.

     This Proxy Statement is dated March 24, 2000 and is first being mailed to the shareholders of the Company on or about March 24, 2000. A copy of the Company's 1999 Annual Report to Shareholders accompanies this Proxy Statement. Shareholders of the Company may also receive, at no charge except the Company's cost of copying exhibits, a copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission by the Company for the year ended December 31, 1999, by making a written or oral request to J. Donald Boggus, Jr., President and CEO, Crescent Banking Company, P.O. Box 668, Jasper, Georgia 30143, telephone (706) 692-2424.

             RECORD DATE, SOLICITATION AND REVOCABILITY OF PROXIES

     The Company's Board of Directors has fixed the close of business on March 17, 2000 as the record date (the "Record Date") for the determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only shareholders of the Company at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 1,760,354 shares of the $1.00 par value common stock of the Company ("Common Stock") issued and outstanding and held by approximately 576 shareholders of record. All share and other information contained in this Proxy Statement reflects the Company's September 30, 1998 two-for-one stock split.

     Holders of Common Stock are entitled to one vote on each matter considered and voted upon at the Annual Meeting for each share of Common Stock held of record at the close of business on the Record Date. Shares of Common Stock represented by a properly executed proxy, if such proxy is received in time and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated in such proxy. If no instructions are indicated, such shares of Common Stock will be voted "FOR" the election of the
                                                      ---
nominees for director named in this Proxy Statement, "FOR" the approval of the
                                                      ---
Crescent Banking Company 2000 Employee Stock Purchase Plan, and in the discretion of the Proxy Holders as to any other business properly brought before the Annual Meeting.

       A shareholder who gives a proxy may revoke it at any time prior to its exercise at the Annual Meeting by (i) giving written notice of revocation to the Secretary of the Company, (ii) properly submitting to the Company a duly executed proxy bearing a later date, or (iii) appearing in person at the Annual Meeting and voting in person. All written notices of revocation or other communications with respect to proxies should be addressed as follows: Crescent Banking Company, Post Office Box 668, Jasper, Georgia, 30143, Attention: J. Donald Boggus, Jr., President and CEO.

Cost of Solicitation of Proxies

       The expense of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Copies of solicitation material may be furnished to banks, brokerage houses and other custodians, nominees and fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. In addition to solicitations by mail, directors and regular employees of the Company may solicit Proxies in person or by telephone or telegraph.

Quorum and Voting Requirements

       The approval of each proposal set forth in this Proxy Statement requires that a quorum be present at the Annual Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the Record Date.

       Proposal One, relating to the election of the nominees for directors, requires approval by a "plurality" of the votes cast by the shares of Common Stock entitled to vote in the election. This means that Proposal One will be approved only if the holders of a majority of the shares of Common Stock entitled to vote and voting at the Annual Meeting vote in favor of each Proposal. With respect to Proposal One, abstentions and "broker non-votes" will be counted as shares of Common Stock present for purposes of determining the presence of a quorum. However, neither abstentions nor "broker non-votes" will be counted as votes cast for purposes of determining whether a particular proposal has received sufficient votes for approval. A "broker non-vote" occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

       Proposal Two, and any other proposal that is properly brought before the Annual Meeting, requires approval by the holders of a majority of the shares of Common Stock entitled to vote at the Annual Meeting. With respect to such proposals, abstentions will be counted, but "broker non-votes" will not be counted, as Shares present for purposes of determining the presence of a quorum. Both abstentions and "broker non-votes" will be counted as votes cast against such proposals for purposes of determining whether such proposal has received sufficient votes for approval.

Adjournment

       In the event that a quorum is not represented in person or by proxy at the Annual Meeting, a majority of shares represented at that time may adjourn the Annual Meeting to allow the solicitation of additional proxies or other measures to obtain a quorum.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

General

     The Company's Board of Directors is presently divided into three classes, designated as Class I, Class II, and Class III directors, with the members of each class serving for a period of three years from their respective dates of election. Specifically, Class III directors, all of whom are currently standing for re-election, are serving a term that expires upon the Company's 2000 Annual Meeting of Shareholders. The Class I and Class II directors are currently serving terms that expire upon the Company's Annual Meeting of Shareholder in 2001 and 2002, respectively.

Recent Changes Affecting the Board of Directors

     At the January 18, 2000 meeting of the Board of Directors, the Board made several important decisions affecting the Board of Directors. First, in an effort to maintain an appropriate and desirable balance of youth and experience, the Board implemented a Retirement Policy. Under the Retirement Policy, any director who reaches the age of 75 during their term may retire at any time, but shall not be eligible to stand for re-election following the expiration of their term. Upon their retirement, each director, subject to the approval of the Board, shall be designated to the honorary, newly-created position of "Director Emeritus." Persons designated as Directors Emeritus shall attend Board meetings and act in an advisory capacity, but shall not have any voting or other power in final decisions regarding the Company's business. As a result, the Board will have the opportunity to add younger members while continuing to benefit from the experience and knowledge of its eldest members.

     The Board also created a Class IV directorship, which shall consist of one member serving a term of one year, such that the Class IV director will stand for election at each of the Company's Annual Meetings of Shareholders. In considering persons for nomination for election as a Class IV director, the Board, or such other committee or person making the nomination decision, shall consider the recommendation of the Board of Directors of the Company's wholly-owned banking subsidiary, Crescent Bank & Trust Company (the "Bank"). The Board believes that, by creating a Class IV director, who will be recommended for nomination by the Bank's Board of Directors to serve terms of only one year, the Company's Board of Directors will become more aligned and involved with the Bank's Board of Directors.

     Finally, the Board created the position of "Advisory Director." Like Directors Emeritus, Advisory Directors will attend Board meetings and act in an advisory capacity, but shall not have any voting or other power in final decisions regarding the Company's business. The position of Advisory Director, unlike that of Director Emeritus, is open to any persons whom the Board shall choose to elect. By electing Advisory Directors to serve with respect to certain regions, certain areas of expertise, or for any other reason, the Board believes that it can better stay in contact with, and monitor its branches and customers, and can gain a better understanding of the Company's business.

Retirement of Certain Directors

     At the January 18, 2000 Board meeting, Messrs. L. Edmund Rast and Arthur Howell each retired under the Company's newly-adopted Retirement Policy and were each subsequently elected by the Board of Directors to the position of Director Emeritus. Prior to their resignation, Messrs. Rast and Howell had been serving as a Class II and Class III director, respectively. Following their resignation, the Board elected Messrs. Charles Gehrmann and James D. Boggus, Sr. to complete the terms previously being served by Messrs. Rast and Howell, respectively.

     At this time, the Company would like to publicly express its sincere appreciation and gratitude for the many contributions that Messrs. Rast and Howell have made to the Company and the Bank. Mr. Rast has served on the Company's Board of Directors since its organization in 1991, and Mr. Howell has been serving as Chairman of the Board since May 1995. They have each played an instrumental role in the Company's success, and their dedication and efforts have truly been invaluable. The Company believes that it will continue to benefit from their wealth of experience and knowledge in their new capacities as Directors Emeritus.

Election of Directors

     Election of Two Class III Directors. Messrs. Michael W. Lowe and James D. Boggus, Sr. are presently serving as Class III directors whose terms will expire at the Annual Meeting. Mr. Lowe was elected as a Class III director at the Company's 1997 Annual Meeting of Shareholders. Mr. Boggus, Sr. was elected by the Board of Directors, on January 18, 2000, to fill the vacancy created by the retirement of Mr. Arthur Howell. Mr. Howell had previously been elected as a Class III directors at the Company's 1997 Annual Meeting of Shareholders.

     Messrs. Lowe and Boggus, Sr. have been nominated by the Board of Directors to stand for re-election. If elected, Messrs. Lowe and Boggus, Sr. will serve as Class III directors for a three year term expiring at the Company's 2003 Annual Meeting of Shareholders and until their successors are elected and qualified.

     Election of One Class II Director. On January 18, 2000, the Board of Directors elected Mr. Charles Gehrmann to fill the vacancy created by the retirement of Mr. L. Edmund Rast. Mr. Rast was a Class II director who was elected at the Company's 1999 Annual Meeting of Shareholders and whose term was to expire at the Company's 2002 Annual Meeting of Shareholders.

     The Company's Bylaws provide that any director who is elected by the Board of Directors to fill a vacancy shall hold office until the Company's next Annual Meeting of Shareholders, at which time the director shall stand for election by the shareholders. Pursuant to the Bylaws, Mr. Gehrmann has been nominated by the Board of Directors to stand for election as a Class II director. If elected, Mr. Gehrmann will serve a two year term expiring at the Company's 2002 Annual Meeting of Shareholders and until his successor is elected and qualified.

     Election of One Class IV Director. Mr. John S. Dean, Sr. has, at the recommendation of the Bank's Board of Directors, been nominated by the Company's Board of Directors to stand for election as the Company's first Class IV director. If elected, Mr. Dean will serve a one year term expiring at the Company's 2001 Annual Meeting of Shareholders and until his successor is elected and qualified.

Information Relating to Directors, Executive Officers and Nominees

     The following table sets forth, as to each executive director, officer or nominee, (i) his name; (ii) his age at March 24, 2000; (iii) the date he was first elected as a director or officer; (iv) a description of positions and offices that he holds with the Company (other than as a director), the Bank, and Crescent Mortgage Services, Inc., the Company's wholly-owned subsidiary that offers mortgage services ("CMS"), if any; (v) a brief description of his principal occupation or occupations over at least the last five years; (vi) his other business experience; (vii) the number of shares of Common Stock beneficially owned by him on March 24, 2000; (viii) and the percentage of the total shares of Common Stock outstanding on March 24, 2000 that his beneficial ownership represents.

     Mr. Fendley, who has served as a director of the Bank since its organization, was elected to the Company's Board of Directors at the 1994 Annual Meeting. Mr. Elliott has served as a director of the Company since October 1996 and a director of the Bank since April 1995. Mr. Boggus, Jr. has served as a director of the Bank since April 1996 and of the Company since April 1999.

          Name:
 Age at March 24, 2000;        Number and
 Date First Elected as        Percentage of
 Director of Company           Shares (1)        Principal Occupation and Business Experience
-------------------------   -----------------   --------------------------------------------------------------------

               Nominees for Election as Class III Directors (Term Expiring 2003)
               -----------------------------------------------------------------

James D. Boggus, Sr.       107,868 (2)          Mr. Boggus, Sr. was the owner and operator of multiple retail
Age 68                     (6.10%)              hardware stores for 25 years until retiring in 1986.  Mr. Boggus
2000                                            was an organizing director of Pickens County Bank, Jasper, GA and served from 1976 until his resignation in 1995 following the sale of the Bank.  Mr. Boggus is currently the CEO of Pickland, Inc., a closely held real estate holding and investment business.  Mr.
                                                Boggus has been a director of the Bank since April 1995, of CMS since April 1996 and of the Company since January 2000.  Mr. Boggus has served as Chairman of CMS since April 1999.

Michael W. Lowe            321,332 (3)          Mr. Lowe founded Jasper Jeep Sales, Inc., in 1976 and has served as
Age 52                     (18.14%)             its Chief Executive Officer since that time.  Mr. Lowe has been a
1991                                            director of the Company and of the Bank since their respective organizations.

               Nominee for Election as Class II Director (Term Expiring 2002)
               --------------------------------------------------------------

Charles Gehrmann           28,850               Mr. Gehrmann worked for Mack Trucks, Inc., including the position
Age 62                     (1.63%)              of regional manager, from 1963 until 1990 when he purchased the
2000                                            Mack Truck franchise in Atlanta, GA.  Mr. Gehrmann sold Mack Sales of Atlanta, Inc in 1999 and continues to serve as its President and
                                                CEO.  Mr. Gehrmann is currently Chairman of Federal Employees
                                                Credit Union where he has served as a director since 1984.  Mr.
                                                Gehrmann has served as a director of the Bank since April 1995, of
                                                CMS since April 1996, and of the Company since January 2000.

        Nominee for Election as Class IV Director (Term Expiring 2001)
        --------------------------------------------------------------

John S. Dean, Sr.          31,840               Mr. Dean served as President and CEO of Amicalola Electric
Age 60                     (1.80%)              Membership Cooperative from 1975 until his retirement in January
                                                2000.  Mr. Dean has served as a director of CoBank, a $22 billion
                                                Cooperative Bank, for eight years. Mr. Dean has served as a director of the Bank since its organization and of CMS since April
                                                1998.

               Incumbent Class I Directors (Term Expiring 2001)
               ------------------------------------------------

Charles R. Fendley         18,100               Mr. Fendley served as the Vice President of Jasper Yarn Processing,
Age 54                     (1.02%)              Inc., a textile business, from 1972 until 1996, and has been a
1994                                            director of Oglethorpe Power Corporation since 1993.  Since August
                                                1996, Mr. Fendley has served as a mortgage officer of Crescent Bank and Trust Company.  Mr. Fendley has served as Secretary of the
                                                Company since May, 1995.

A. James Elliott           24,940 (4)           Mr. Elliott served as a partner with Alston & Bird, LLP for 30
Age 58                     (1.41%)              years before leaving in 1994.  After leaving Alston & Bird, LLP in
1995                                            1994, he joined Emory University Law School as the Associate Dean.
                                                Mr. Elliott has served as a director of the Bank since April 1995 and as its Chairman from April 1996 to April 1999.  Mr. Elliott has served on the Company's Board of Directors since October 1996 and as its Chairman since January 2000.


               Incumbent  Class II Director (Term Expiring 2002)
               -------------------------------------------------

J. Donald Boggus, Jr.      46,844 (5)           Mr. Boggus began his banking career working with C & S National
Age 35                     (2.65%)              Bank in 1984 while attending the Georgia Institute of Technology.
1989                                            After serving as a staff accountant for two years with a regional accounting firm, Mr. Boggus worked as Controller for Etowah Bank in
                                                Canton, Georgia.  Mr. Boggus joined Crescent Bank and Trust Company as controller in March 1989.  Mr. Boggus served as Chief Financial
                                                Officer of the Bank and the Company until being named President and
                                                CEO in April 1996.  Mr. Boggus has served on the Board of the Bank and CMS since April 1996 and of the Company since April 1999.  Mr.
                                                Boggus also serves as Secretary of CMS.

               Officers of the Company not serving as Director
               -----------------------------------------------

Bonnie B. Boling           2,357                Ms. Boling serves as Vice President and Chief Financial Officer for
Age 45                     (.13%)               the Company, the Bank and CMS.  She has a Bachelor of Science in
1997                                            Accounting from Kennesaw State University.  Ms. Boling held the position of Senior Vice President and Chief Financial Officer for
                                                Cherokee Federal Savings Bank, FSB and Bank of North Georgia form
                                                1989 to 1994.  Ms. Boling has worked in the banking industry since
                                                1973.


Robert C. KenKnight        28,429               Mr. KenKnight joined the Bank as its Executive Vice President for
Age 54                     (1.59%)              Mortgage Banking Operations in February 1993.  He has served as the
1993                                            President of CMS since it organization in October 1994.  Mr.
                                                KenKnight was the President of Liberty Mortgage Corporation, an
                                                Atlanta-based mortgage company with a mortgage-servicing portfolio of approximately $900 million, from October 1989 until joining the
                                                Bank.  He was previously employed as Executive Vice President of
                                                Entrust Funding Company, Atlanta, from February 1986 to August
                                                1989, and has worked in the mortgage industry since 1963.  Mr.
                                                KenKnight is past President of the Mortgage Bankers Association of
                                                Georgia and the Atlanta Mortgage Bankers Association.

Michael P. Leddy           10,067               Mr. Leddy has a B.S. from the University of Central Florida where
Age 54                     (.57%)               he majored in finance.  He was head of the Secondary Marketing
1993                                            group of Molton Allen & Williams, Inc. before leaving in 1976 to join Paine Webber Incorporated's institutional sales division in
                                                Atlanta, Georgia.  In 1985, he served on the initial management team that started Arvida Mortgage Company in Boca Raton, Florida, a subsidiary of Walt Disney Productions.  He then returned to Paine
                                                Webber Incorporated before joining the Company in 1993 as Senior
                                                Vice President of Secondary Marketing for the Bank and CMS.

_______________________________________

(1) Information relating to beneficial ownership of Company Common Stock is based upon information furnished by each person using "beneficial ownership" concepts set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2)  Includes 47,684 shares held by Mr. Boggus' wife.
(3) Includes 26,400 shares held as custodian for Mr. Lowe's children and 5,000 shares held by his wife.
(4)  Includes 2,000 shares held by Mr. Elliott's wife.
(5) Includes 4,000 shares subject to stock options currently exercisable or within 60 days and 18,074 shares held by Mr. Boggus' wife.

Recommendation and Required Vote

     Proposal One, relating to the election of nominees as directors, requires approval by the holders of a majority of the shares of Common Stock entitled to vote and voting at the meeting. The Board of Directors unanimously recommends a vote "FOR" this Proposal One. Proxies solicited by the Board of Directors will
      ---
be so voted unless shareholders specify a contrary choice in their proxies.

                                  PROPOSAL TWO
                   APPROVAL OF THE CRESCENT BANKING COMPANY
                       2000 EMPLOYEE STOCK PURCHASE PLAN

     On January 18, 2000, the Board of Directors adopted, subject to shareholder approval at the Annual Meeting, the Crescent Banking Company 2000 Employee Stock Purchase Plan (the "Plan"). A summary of the Plan is set forth below. The summary is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Appendix A.


General

   The purpose of the Plan is to enhance the proprietary interest, through ownership of the Company's Common Stock, among those employees of the Company and its subsidiaries designated by the Company as eligible to participate in the Plan.

Administration

     The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Subject to the express provisions of the Plan, the Committee has authority to interpret and construe the provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee will select from time to time an administrator (the "Administrator") to operate and perform the day-to-day administration of the Plan and maintain records of the Plan.

Stock Subject to the Plan

     A maximum of 300,000 shares of Common Stock will be made available for purchase by participants under the Plan, subject to appropriate adjustment for stock dividends, stock split or combination of shares, recapitalization or other changes in the Company's capitalization. The shares issuable under the Plan may be issued out of authorized but unissued shares or may be shares issued and later acquired by the Company. All cash received or held by the Company under the Plan may be used by the Company for any corporate purpose.

Eligibility; Grant and Exercise of options

     All employees of the Company or its participating subsidiaries who are regularly scheduled to work at least 20 hours each week and at least five months each calendar year are eligible to participate in the Plan starting with the offering date immediately following the Employee's six month anniversary from the date of hire. As of March 24, 2000, there were approximately 146 persons eligible to participate in the Plan.

     An eligible employee may elect to become a participant in the Plan by filing with the Administrator a request form which authorizes a regular payroll deduction from the employee's paycheck. A participant's request form authorizing a payroll deduction will remain effective from offering period to offering period until amended or canceled. Offering periods are the three-month periods beginning January 1, April 1, July 1 and October 1 of each year during which options to purchase Common Stock are outstanding under the Plan; provided that the first offering period began on January 3, 2000 and will end on June 30, 2000. A participant's payroll deduction must be in any whole percentage from one to ten percent of such participant's base compensation payable each pay period, and at any other time an element of base compensation is payable. A participant may not make cash contributions or payments to the Plan.

     A book account will be established for each participant, to which the participant's payroll deductions will be credited, until these amounts are either withdrawn, distributed or used to purchase Common Stock, as described below. No interest will be credited on these cash amounts. Whole shares of Common Stock will be held in the participant's account until distributed as described below.

     On the first day of each offering period each eligible employee is granted an option to purchase on the last day of the offering period (the "Purchase Date") at the price described below (the "Purchase Price") the number of full shares of Common Stock which the cash credited to the participant's account at that time will purchase at the Purchase Price. An employee may not be granted an option for an offering period if immediately after the grant, he or she would own five percent or more of the total combined voting power or value of all classes of stock of the Company or any of its subsidiaries. A participant cannot receive options that, in combination with options under other plans qualified under Section 423 of the Code, would result during any calendar year in the purchase of shares having an aggregate fair market value of more than $25,000. The maximum number of shares of Common Stock that may be purchased by any participant in the Plan during any one offering period is 1,000 shares.

     Unless the cash credited to a participant's account is withdrawn or distributed, his or her option to purchase shares of Common Stock will be deemed to have been exercised automatically on the Purchase Date. The cash balance, if any, remaining in the participant's account at the end of an offering period will be refunded to the participant, without interest. The Purchase Price will initially be equal to the lesser of the fair market value of the Common Stock on
(i) the first trading day of the offering period, or (ii) the last trading day of the offering period. Under the Plan, the Board of Directors or the Compensation Committee may, at any time prior to a given offering period, change the Purchase Price for that offering period; provided, that in no event shall the Purchase Price result in a discount below market value in excess of 15%.

     Options granted under the Plan are not transferable by the participant other than by will or by the laws of descent and distribution and are exercisable only by the participant during his or her lifetime, or, after his or lifetime, only by his or her beneficiary, descendent or other permitted transferees.

No Employment Rights

     Neither the establishment of the Plan, nor the grant of any options thereunder, nor the exercise thereof will be deemed to give to any employee the right to be retained in the employ of the Company or any of its subsidiaries or to interfere with the right of the Company or any such subsidiary to discharge any employee or otherwise modify the employment relationship at any time.

Termination of Employment

     If a participant terminates employment, the cash balance in the participant's account will be returned to the participant (or his or her beneficiary in the case of the participant's death) in cash, without interest, as soon as practicable, and certificates for the shares of Common Stock, or other appropriate evidence of ownership, credited to the participant's account will be distributed as soon as practicable.

Amendment and Termination of the Plan

     The Committee may amend the Plan, in whole or in part, at any time; provided, however, that no amendment may (a) affect any right or obligation with respect to any grant previously made, unless required by law, or (b) unless previously approved by the shareholders of the Company, where such approval is necessary to satisfy the Code, the rules of any stock exchange on which the Common Stock is listed, or the requirements necessary to meet any exemption from the application of federal securities laws, (i) materially affect the eligibility requirements, (ii) increase the number of shares of Common Stock eligible for purchase under the Plan, or (iii) materially increase the benefits to participants. The Plan may be terminated by the Committee at any time, in which event the administrator will terminate all contributions to the Plan.
Cash balances then credited to participants' accounts will be distributed as soon as practicable, without interest.

Federal Income Tax Consequences to the Company and to Participants

     The Plan is designed to qualify as an Employee Stock Purchase Plan under
Section 423 of the Code. A general summary of the federal income tax consequences regarding the Plan is stated below.

     Neither the grant nor the exercise of options under the Plan will have a tax impact on the participant or the Company. If an participant disposes of the Common Stock acquired upon the exercise of his options after at least two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the amount by which the lesser of (i) the fair market value of the Common Stock at the time of disposition, or (ii) the fair market value of the Common Stock at the date of grant, exceeds the Purchase Price. Any gain in addition to this amount will be treated as a capital gain. If a participant holds Common Stock at the time of his or her death, the holding period requirements are automatically deemed to have been satisfied and he or she will realize ordinary income in the amount by which the lesser of (i) the fair market value of the Common Stock at the time of death, or
(ii) the fair market value of the Common Stock at the date of grant exceeds the Purchase Price. The Company will not be allowed a deduction if the holding period requirements are satisfied. If a participant disposes of Common Stock before expiration of two years from the date of grant and one year from the date of exercise, then the participant must treat as ordinary income the excess of the fair market value of the Common Stock on the date of exercise of the option over the Purchase Price. Any additional gain will be treated as long-term or short-term capital gain or loss, as the case may be. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant.

     The above discussion is intended to summarize the applicable provisions of the Code which are in effect as of January 1, 2000. The tax consequences of participating in the Plan may vary with respect to individual situations. Accordingly, participants should consult with their tax advisors in regard to the tax consequences of participating in the Plan as to both federal and state income tax considerations.

Benefits to Named Executive Officers and Others

     Participation in the Plan is voluntary. Consequently, it is not presently possible to determine either the benefits or amounts that will be received by any person or group pursuant to the Plan, or that would have been received if the Plan had been in effect during the last fiscal year.

     This proposal requires approval by a majority of all the votes entitled to be cast by the shareholders.

     Proposal Two, relating to the approval of the Crescent Banking Company 2000 Employee Stock Purchase Plan, requires approval by the holders of a majority of the outstanding shares of the Company's Common Stock. The Board of Directors unanimously recommends a vote "FOR" this Proposal Two. Proxies solicited by the
                               ---
Board of Directors will be so voted unless shareholders specify a contrary choice in their proxies.

                             ADDITIONAL INFORMATION

Compensation of Directors and Attendance at Meetings

     During 1999, each member of the Company's Board of Directors received a retainer fee of $4,000 for their services. In addition, pursuant to the Company's 1995 Stock Option Plan for Outside Directors (the "Director Plan"), the Company regularly awards shares of its Common Stock to outside directors. During each of 1995, 1996, 1997 and 1999, the Company awarded 400 shares of its Common Stock to each of its outside directors. During 1998, the Company's Board of Directors and shareholders approved certain amendments to the Director Plan, which, among other things, authorized a one-time grant of 4,000 shares of Common Stock to be made during 1998 to each of the Company's outside directors. The Company completed this one-time grant on April 17, 1998. The Company has 98,000 shares of its Common Stock authorized and reserved for issuance under the Director Plan, and, as of March 24, 2000, 83,200 shares had been issued under the Director Plan.

     The Board of Directors held eight meetings during 1999. During 1999, each member of the Company's Board of Directors attended at least 75% of the aggregate number of meetings of the Board of Directors and committees thereof on which he served.

Committees of the Board of Directors

     The Bank's Board of Directors maintains standing Executive, Audit, Mortgage Banking, Loan and Investment Committees. The Company's Board of Directors presently has only a standing Stock Option Committee, which is composed of Messrs. Elliott (Chairman), Lowe and Gehrmann. The Company's Board of Directors performs the function of a Nominating Committee. The Board will consider nominees for director recommended by a shareholder entitled to vote in the election of directors, provided that written notice of the shareholder's intent to make such nomination or nominations has been given in writing to the Secretary of the Company, in the case of an annual meeting of shareholder, no later than 90 days prior to the close of business on the 10th day following the date on which notice of the meeting at which the election is to take place is first given to shareholders. The notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (b) a statement that the shareholder is a holder of record of stock of the Company entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) such information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and (d) the consent of each nominee to serve as a director of the Company if so elected.

     The Audit Committee of the Board of Directors of the Bank is composed of Messrs. John S. Dean (Chairman), Chuck Gehrmann, and A. James Elliott. The Audit Committee has the responsibility of reviewing the Bank's financial statements, evaluating internal accounting controls, reviewing reports of regulatory authorities and determining that all audits and examinations required by law are performed. It recommends to the Board of Directors of the Company the appointment of the independent auditors for the next fiscal year, reviews and approves their audit plan and reviews with the independent auditors the results of the audit and management's response thereto. The Audit Committee also reviews the adequacy of the internal audit budget and personnel, the internal audit plan and schedule, and results of audits performed by the internal audit staff. The Audit Committee is responsible for overseeing the entire audit function and appraising the effectiveness of internal and external audit efforts. The Audit Committee reports its findings to the Board of Directors. The Audit Committee held four meetings during the year ended December 31, 1999.

     While the Company does not have a standing compensation committee, the Board of Directors reviews and approves the compensation of executive officers of the Bank. All officers of the Company are compensated by the Bank.

Ownership of Common Stock by Certain Beneficial Owners and Management

     The following table reflects the number of shares of Common Stock beneficially owned by (i) each of the directors, (ii) each of the executive officers named in the Summary Compensation Table, and (iii) all of the directors and executive officers of the Company as a group, including the name and address of the only persons known by the Company to beneficially own more than 5% of the Common Stock as of March 24, 2000, together with the number of shares and percentage of outstanding shares beneficially owned. Management of the Company is informed that all such shares were held individually by each such shareholder with sole voting and investment power, except as noted herein.

             Name and Address                       Amount and Nature of Beneficial
           of Beneficial Owner                                Ownership(1)                      Percent of Class
           ------------------                       -------------------------------             ----------------
James D. Boggus, Sr., Director                                  107,868 (2)                           6.10%
948 Happy Talk Trail
Jasper, GA 30143

Charles R. Fendley, Secretary                                    18,100                               1.02%
165 Town Creek Trail
Jasper, GA 30143

Michael W. Lowe, Director                                       321,332 (3)                          18.14%
Fox Run
Jasper, GA 30143

A. James Elliott, Chairman                                       24,940 (4)                           1.41%
732 Big Canoe
Big Canoe, GA 30143

Charles Gehrmann                                                 28,850                               1.63%
780 Memorial Drive, SE
Atlanta, GA 30316

J. Donald Boggus, Jr., President/CEO                             46,844 (5)                           2.65%
281 Happy Talk Trail
Jasper, GA 30143


Robert C. KenKnight, Executive Officer                              28,429                               1.59%
2043 Woodland Way
Dunwoody, GA 30338

Bonnie B. Boling, Chief Financial Officer                            2,357                                .13%
264 East Boling Rd.
Jasper, GA 30143

Michael P. Leddy, Senior Officer                                    10,067                                .57%
4698 East Conway Drive
Atlanta, GA 30327

All current directors and executive                                588,787                              32.18%
officers as a group (9 persons)



________________________________________
(1) Information relating to beneficial ownership of Common Stock is based upon information furnished by each person using "beneficial ownership" concepts as set forth in the rules of the Securities and Exchange Commission. Under those rules, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or direct the disposition of such security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Under those rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may disclaim any beneficial interest. Accordingly, directors are named as beneficial owners of shares as to which they may disclaim any beneficial interest.
(2)  Includes 47,684 shares held by Mr. Boggus' wife.
(3) Includes 26,400 shares held as custodian for Mr. Lowe's children and 5,000 shares held by his wife.
(4)  Includes 2,000 shares held by Mr. Elliott's wife.
(5) Includes 4,000 shares subject to stock options currently exercisable or within 60 days and 18,074 shares held by Mr. Boggus' wife.

Compensation of Executive Officers and Directors

     Under rules established by the Securities and Exchange Commission (the "SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's chief executive officer and other executive officers who make in excess of $100,000 per year (collectively, the "Named Executive Officers").

     The table below sets forth certain elements of compensation for the Named Executive Officers of the Company or the Bank for the periods indicated.

                                          Summary Compensation Table
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Long-Term
                                              Annual Compensation                      Compensation
-----------------------------------------------------------------------------------------------------------------------------------
                                                                      Other
                                                                      Annual                    Securities        All
                                                                      Comp-      Restricted     underlying       Other
   Name and Principal                                   Bonus         ensa-         Stock        Options/       Compensa-
        Position            Year       Salary ($)        ($)          tion ($)     Awards(1)       SARs (#)     tion($)(2)
-----------------------------------------------------------------------------------------------------------------------------------
J. Donald Boggus, Jr.       1999       $  100,000            -            -            -              -          $ 2,274
President and Chief         1998           85,000       25,000            -            -              -            6,415
Executive Officer of        1997           70,000       10,000            -            -              -            7,202
the Company and the Bank
-----------------------------------------------------------------------------------------------------------------------------------
Robert C. KenKnight         1999       $1,051,452            -            -       18,800              -          $ 6,000
Executive Vice              1998          527,325            -            -        7,404              -            6,000
President of the Bank;      1997          278,086            -            -        1,939              -           12,373
President of the Bank's
Mortgage Division
-----------------------------------------------------------------------------------------------------------------------------------
Michael P. Leddy            1999       $  427,154            -            -            -              -          $ 6,000
Senior Vice President       1998          277,575       25,000            -            -              -            6,000
of the Bank in              1997          163,348       25,000            -            -              -            7,042
Charge of Secondary
Mortgage Marketing
-----------------------------------------------------------------------------------------------------------------------------------

________________________________________
(1) Number of shares granted to Mr. KenKnight pursuant to his employment agreement with the Company, based on a percentage of the total added value of the Bank's mortgage division and CMS. Such shares vest as to 20% per year from the date of grant.
(2) Other compensation represents insurance premiums paid by the Company on group term life insurance in excess of $50,000 and car allowance.

                     Option/SAR Grants in Last Fiscal Year

     Mr. KenKnight was granted 18,800 shares of restricted stock on March 1, 1999 pursuant to his employment agreement with the Company, based on a percentage of the total added value of the Bank's mortgage division and CMS. Such shares vest as to 20% per year from the date of grant. As of December 31, 1999, Mr. KenKnight was the only person holding restricted stock of the Company. Mr. KenKnight's total shares granted to date under this agreement was 30,080 shares at December 31, 1999. On such date, his 30,080 shares of restricted stock were valued at $554,400.

     On November 23, 1999, options were granted to Mr. J. Donald Boggus, Jr. for 10,000 shares of common stock under the 1993 Employee Stock Option Plan. The 1993 Employee Stock Option Plan is a non-qualified plan with vesting of one third in years three, four and five.


                    Aggregated Option/SAR Exercises in 1999
                      and 1999 Year-End Option/SAR Values

     The following table shows stock options exercised by the Named Executive Officers during 1999, including the aggregate value of gains on the date of exercise. In addition, this table includes the number of shares covered by both exercisable and non-exercisable options as of December 31, 1999. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of any such existing options and the year-end price of the Company's Common Stock.


                                                                    Number of
                                                                   Securities                Value of
                                                                   Underlying               Unexercised
                                                                   Unexercised             In-the-Money
                                                                 Options/SARs at          Options/SARs at
                                                                    FY-End (#)              FY-End ($)
                       Shares Acquired on
                               on             Value Realized      Exercisable(E)/         Exercisable(E)/
        Name               Exercise (#)             ($)          Unexercisable(U)        Unexercisable(U)
---------------------------------------------------------------------------------------------------------
J. Donald Boggus, Jr.              8,000           $120,000             4,000 (E)          $   48,000 (E)
                                                                       10,000 (U)          $        0 (U)
---------------------------------------------------------------------------------------------------------
Robert C. KenKnight                3,028           $ 60,560            20,000 (E)          $  240,000
                                                                       35,512 (U)          $  480,854 (U)
---------------------------------------------------------------------------------------------------------
Michael P. Leddy                       0              N/A               7,667 (E)          $   85,670 (E)
                                                                        5,333 (U)          $   60,079 (U)
---------------------------------------------------------------------------------------------------------
A. James Elliott                       0              N/A               5,600 (E)          $   43,900 (E)
                                                                          -0- (U)          $        0 (U)
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Charles R. Fendley                     0              N/A               7,600 (E)        $63,900 (E)
                                                                          -0- (U)             $0 (U)
---------------------------------------------------------------------------------------------------------
James D. Boggus, Sr.                   0              N/A               5,600 (E)        $43,900 (E)
                                                                          -0- (U)             $0 (U)
---------------------------------------------------------------------------------------------------------
Michael W. Lowe                        0              N/A               7,600 (E)        $63,900 (E)
                                                                          -0- (U)             $0 (U)
---------------------------------------------------------------------------------------------------------
Charles Gehrmann                       0              N/A               5,600 (E)        $43,900 (E)
                                                                          -0- (U)             $0 (U)
---------------------------------------------------------------------------------------------------------

Executive Employment Agreement

          Robert C. KenKnight, the President of CMS and an Executive Vice President of the Bank, has entered into an employment agreement (the "Employment Agreement") with the Company dated as of May 1, 1997. In addition to salary, the Employment Agreement entitles Mr. KenKnight to incentive compensation in the form of cash and shares of restricted stock based on a percentage of the total added value of the Bank's mortgage division and CMS. In the event the Bank or the Company is acquired and Mr. KenKnight's employment is terminated as a result of such acquisition, the Employment Agreement authorizes a severance payment approximately equal to 12 months of annual compensation in effect at such time plus any accrued incentive compensation.

Certain Transactions

          Directors and executive officers of the Company and the Bank and certain business organizations and individuals associated with such persons have been customers of and have had banking transactions with the Bank in the ordinary course of business. Such transactions include loans, commitments, lines of credit, and letters of credit. Such transactions were made on substantially the same terms, including interest rates, repayment terms, and collateral, as those prevailing at the time for comparable transactions with other persons, and did not and do not involve more than normal risk of collectibility or present other unfavorable features. Additional transactions with such persons and businesses are anticipated in the future.

          The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with certain of its and the Company's directors, nominees for director, executive officers, five percent shareholders, and their associates. All loans included in such transactions have been made on substantially the same terms, including interest rates, repayment terms and collateral, as those prevailing at the time such loans were made for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other features unfavorable to the Bank. At December 31, 1999, the amount of credit extended to directors, executive officers, principal shareholders and their associates was approximately $2,950,190, or approximately 20.1% of the Company's consolidated shareholders' equity.

Information Concerning the Company's Independent Auditor

          The certified public accounting public firm of Mauldin & Jenkins was the independent auditor for the Company during the year ended December 31, 1999. Representatives of Mauldin & Jenkins are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions. The Board of Directors of the Company currently intends to approve the engagement of Mauldin & Jenkins as its independent auditors for the fiscal year ending December 31, 2000.

          During the two most recent fiscal years and through the date hereof, the Company has not consulted with Mauldin & Jenkins on items which (i) were or should have been subject to SAS 50 or (ii) concerned the subject matter of a disagreement or reportable event with the former auditor as (described in Regulation S-B, Item 304 (a)(2)).

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers, and greater than ten percent shareholders are required by SEC regulation to furnish the Company the copies of all 16(a) reports they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to directors, executive officers, and greater than ten percent beneficial owners were complied with by such persons.

                                 OTHER BUSINESS

          Management of the Company does not know of any matters to be brought before the Annual Meeting other than those described above. If any other matters properly come before the Annual Meeting, the persons designated as proxies will vote on such matters in accordance with their best judgment.


              SHAREHOLDER'S PROPOSALS FOR THE 2001 ANNUAL MEETING

          Proposals from shareholders intended to be presented at the 2001 Annual Meeting of Shareholders must be received by the Company on or before November 24, 2000 to be eligible for inclusion in the Company's Proxy Statement and Proxy related to that meeting. Any other matter proposed by shareholders to be discussed at the Company's 2001 Annual Meeting of Shareholders may be so discussed if (i) the proposal is received by the Company on or before February 9, 2001, and (ii) the Company in its sole discretion, approves discussion of the matter at the Annual Meeting. Proposals regarding any such matters will not, however, be included in the Company's Proxy Statement and Proxy unless they are received prior to November 24, 2000.

                                   APPENDIX A
                                   ----------

                            CRESCENT BANKING COMPANY
                       2000 EMPLOYEE STOCK PURCHASE PLAN

                               TABLE OF CONTENTS

Article I - BACKGROUND....................................................................   A-1
     1.1    Establishment of the Plan.....................................................   A-1
     1.2    Applicability of the Plan.....................................................   A-1
     1.3    Purpose.......................................................................   A-1
Article II - DEFINITIONS..................................................................   A-1
     2.1    Administrator.................................................................   A-1
     2.2    Board.........................................................................   A-1
     2.3    Code..........................................................................   A-1
     2.4    Committee.....................................................................   A-1
     2.5    Common Stock..................................................................   A-1
     2.6    Compensation..................................................................   A-1
     2.7    Contribution Account..........................................................   A-1
     2.8    Corporation...................................................................   A-1
     2.9    Direct Registration System....................................................   A-1
     2.10   Effective Date................................................................   A-2
     2.11   Eligible Employee.............................................................   A-2
     2.12   Employee......................................................................   A-2
     2.13   Employer......................................................................   A-2
     2.14   Fair Market Value.............................................................   A-2
     2.15   Offering Date.................................................................   A-2
     2.16   Offering Period...............................................................   A-2
     2.17   Option........................................................................   A-2
     2.18   Participant...................................................................   A-2
     2.19   Plan..........................................................................   A-2
     2.20   Purchase Date.................................................................   A-2
     2.21   Purchase Price................................................................   A-2
     2.22   Request Form..................................................................   A-2
     2.23   Stock Account.................................................................   A-2
     2.24   Subsidiary.....................................................................  A-2
     2.25   Trading Date...................................................................  A-2




Article III - ELIGIBILITY AND PARTICIPATION................................................   A-3
     3.1    Eligibility....................................................................   A-3
     3.2    Initial Participation..........................................................   A-3
     3.3    Leave of Absence...............................................................   A-3
Article IV - STOCK AVAILABLE...............................................................   A-3
     4.1    In General.....................................................................   A-3
     4.2    Adjustment in Event of Changes in Capitalization...............................   A-3
     4.3    Dissolution, Liquidation, or Merger............................................   A-3
Article V - OPTION PROVISIONS..............................................................   A-4
     5.1    Purchase Price.................................................................   A-4
     5.2    Calendar Year $25,000 Limit....................................................   A-4
     5.3    Offering Period Limit..........................................................   A-4
Article VI - PURCHASING COMMON STOCK.......................................................   A-4
     6.1    Participant's Contribution Account.............................................   A-4
     6.2    Payroll Deductions, Dividends..................................................   A-4
     6.3    Discontinuance.................................................................   A-4
     6.4    Leave of Absence; Transfer to Ineligible Status................................   A-5
     6.5    Automatic Exercise.............................................................   A-5
     6.6    Listing, Registration, and Qualification of Shares.............................   A-5
Article VII - WITHDRAWALS; DISTRIBUTIONS...................................................   A-5
     7.1    Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible Status..   A-5
     7.2    In-Service Withdrawals.........................................................   A-5
     7.3    Termination of Employment for Reasons Other Than Death.........................   A-6
     7.4    Death..........................................................................   A-6
     7.5    Registration...................................................................   A-6
Article VIII - AMENDMENT AND TERMINATION...................................................   A-6
     8.1    Amendment......................................................................   A-6
     8.2    Termination....................................................................   A-6
Article IX - MISCELLANEOUS.................................................................   A-6
     9.1    Shareholder Approval...........................................................   A-7
     9.2    Employment Rights..............................................................   A-7
     9.3    Tax Withholding................................................................   A-7
     9.4    Rights Not Transferable........................................................   A-7
     9.5    No Repurchase of Stock by Corporation..........................................   A-7
     9.6    Governing Law..................................................................   A-7
     9.7    Shareholder Approval; Registration.............................................   A-7

                           CRESCENT BANKING COMPANY
                       2000 EMPLOYEE STOCK PURCHASE PLAN


                                   ARTICLE I
                                  BACKGROUND

     1.1 Establishment of the Plan. Crescent Banking Company (the "Corporation") hereby establishes a stock purchase plan to be known as the "Crescent Banking Company 2000 Employee Stock Purchase Plan" (the "Plan"), as set forth in this document. The Plan is intended to be a qualified employee stock purchase plan within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder.

     1.2 Applicability of the Plan. The provisions of this Plan are applicable only to certain individuals who, on or after January 18, 2000, are employees of the Corporation and its subsidiaries participating in the Plan. The Committee shall indicate from time to time which of its subsidiaries, if any, are participating in the Plan.

     1.3 Purpose. The purpose of the Plan is to enhance the proprietary interest among the employees of the Corporation and its participating subsidiaries through ownership of Common Stock of the Corporation.

                                  ARTICLE II
                                  DEFINITIONS

     Whenever capitalized in this document, the following terms shall have the respective meanings set forth below.

     2.1 Administrator. Administrator shall mean the person or persons (who may be officers or employees of the Corporation) selected by the Committee to operate the Plan, perform day-to-day administration of the Plan, and maintain records of the Plan.

     2.2  Board. Board shall mean the Board of Directors of the Corporation.

     2.3 Code. Code shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations thereunder.

     2.4 Committee. Committee shall mean a committee which consists of members of the Board and which has been designated by the Board to have the general responsibility for the administration of the Plan. Unless otherwise designated by the Board, the Stock Option Committee of the Board of Directors of the Corporation shall serve as the Committee administering the Plan. Subject to the express provisions of the Plan, the Committee shall have plenary authority in its sole and absolute discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan, and to make all other determinations necessary or advisable for administering the Plan. The Committee's determinations on the foregoing matters shall be conclusive and binding upon all persons.

     2.5 Common Stock. Common Stock shall mean the common stock, par value $1.00, of the Corporation.

     2.6 Compensation. Compensation shall mean, for any Participant, for any Offering Period, the Participant's gross wages for the respective period, subject to appropriate adjustments that would exclude items such as non-cash compensation and reimbursement of moving, travel, trade or business expenses.

     2.7 Contribution Account. Contribution Account shall mean the bookkeeping account established by the Administrator on behalf of each Participant, which shall be credited with the amounts deducted from the Participant's Compensation pursuant to Article VI. The Administrator shall establish a separate Contribution Account for each Participant for each Offering Period.

     2.8 Corporation. Corporation shall mean Crescent Banking Company, a Georgia corporation.

     2.9 Direct Registration System. Direct Registration System shall mean a direct registration system approved by the Securities and Exchange Commission and by the Nasdaq SmallCap Market or any securities exchange on which the Common Stock is then listed, whereby shares of Common Stock may be registered in the holder's name in book-entry form on the books of the Corporation.

     2.10 Effective Date. Effective Date shall mean the effective date of the Plan, which shall be the effective date of the Corporation's registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan.

     2.11 Eligible Employee. An Employee eligible to participate in the Plan pursuant to Section 3.1.

     2.12 Employee. Employee shall mean an individual employed by an Employer who meets the employment relationship described in Treasury Regulation Sections 1.423-2(b) and Section 1.421-7(h).

     2.13 Employer. Employer shall mean the Corporation and any Subsidiary designated by the Committee as an employer participating in the Plan.

     2.14 Fair Market Value. Fair Market Value of a share of Common Stock, as of any designated date, shall mean the closing sales price of the Common Stock on the Nasdaq SmallCap Market on such date or on the last previous date on which such stock was traded.

     2.15 Offering Date. Offering Date shall mean the first Trading Date of each Offering Period.

     2.16 Offering Period. Offering Period shall mean the quarterly periods beginning January 1, April 1, July 1 and October 1, respectively, of each year during which offers to purchase Common Stock are outstanding under the Plan; provided, however, that the initial Offering Period shall be the period beginning on the Effective Date and ending on June 30, 2000. No payroll deductions shall be taken until the Effective Date.

     2.17 Option. Option shall mean the option to purchase Common Stock granted under the Plan on each Offering Date.

     2.18 Participant. Participant shall mean any Eligible Employee who has elected to participate in the Plan under Section 3.2.

     2.19 Plan. Plan shall mean the Crescent Banking Company 2000 Employee Stock Purchase Plan, as amended and in effect from time to time.

     2.20 Purchase Date. Purchase Date shall mean the last Trading Date of each Offering Period.

     2.21 Purchase Price. Purchase Price shall mean the purchase price of Common Stock determined under Section 5.1.

     2.22 Request Form. Request Form shall mean an Employee's authorization either in writing on a form approved by the Administrator or through electronic communication approved by the Administrator which specifies the Employee's payroll deduction in accordance with Section 6.2, and satisfies such other terms and provisions as may be required by the Administrator.

     2.23 Stock Account. Stock Account shall mean the account established by the Administrator on behalf of each Participant, which shall be credited with shares of Common Stock purchased pursuant to the Plan and dividends thereon until distributed in accordance with the terms of the Plan.

     2.24 Subsidiary. Subsidiary shall mean any present or future corporation which is a "subsidiary corporation" of the Corporation as defined in Code
Section 424(f).

     2.25 Trading Date. Trading Date shall mean a date on which shares of Common Stock are traded on a national securities exchange (such as the New York Stock Exchange), the Nasdaq National or SmallCap Market or in the over-the-counter market.

     Except when otherwise indicated by the context, the definition of any term herein in the singular may also include the plural.

                                  ARTICLE III
                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility. Each Employee who is an Employee regularly scheduled to work at least 20 hours each week and at least five months each calendar year shall be eligible to participate in the Plan as of the later of:

     (a) the Offering Date immediately following the Employee's six month anniversary from the last date of hire by an Employer; or

     (b)  the Effective Date.

     On each Offering Date, Options will automatically be granted to all Employees then eligible to participate in the Plan; provided, however, that no Employee shall be granted an Option for an Offering Period if, immediately after the grant, the Employee would own stock, and/or hold outstanding options to purchase stock, possessing five percent or more of the total combined voting power or value of all classes of stock of the Corporation or any Subsidiary.
For purposes of this Section, the attribution rules of Code Section 424(d) shall apply in determining stock ownership of any Employee. If an Employee is granted an Option for an Offering Period and such Employee does not participate in the Plan for such Offering Period, such Option will be deemed never to have been granted for purposes of applying the $25,000 annual limitation described in
Section 5.2.

     3.2 Initial Participation. An Eligible Employee having been granted an Option under Section 3.1 may submit a Request Form to the Administrator to participate in the Plan for an Offering Period. The Request Form shall authorize a regular payroll deduction from the Employee's Compensation for the Offering Period, subject to the limits and procedures described in Article VI. A Participant's Request Form authorizing a regular payroll deduction shall remain effective from Offering Period to Offering Period until amended or canceled under Section 6.3.

     3.3 Leave of Absence. For purposes of Section 3.1, an individual on a leave of absence from an Employer shall be deemed to be an Employee for the first 90 days of such leave. For purposes of this Plan, such individual's employment with the Employer shall be deemed to terminate at the close of business on the 90th day of the leave, unless the individual has returned to regular employment with an Employer before the close of business on such 90th day. Termination of any individual's leave of absence by an Employer, other than on account of a return to employment with an Employer, shall be deemed to terminate an individual's employment with the Employer for all purposes of the Plan.

                                   ARTICLE IV
                                STOCK AVAILABLE

     4.1 In General. Subject to the adjustments in Sections 4.2 and 4.3, an aggregate of 300,000 shares of Common Stock shall be available for purchase by Participants pursuant to the provisions of the Plan. These shares may be authorized and unissued shares or may be shares issued and subsequently acquired by the Corporation. If an Option under the Plan expires or terminates for any reason without having been exercised in whole or part, the shares subject to such Option that are not purchased shall again be available for subsequent Option grants under the Plan. If the total number of shares of Common Stock for which Options are exercised on any Purchase Date exceeds the maximum number of shares then available under the Plan, the Committee shall make a pro rata allocation of the shares available in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable; and the balance of the cash credited to Participants' Contribution Accounts shall be distributed to the Participants as soon as practicable.

     4.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Corporation's capitalization, or other distribution with respect to holders of the Corporation's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, so that the proportionate interest of the Participants shall be maintained as before the occurrence of such event. This adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Purchase Price per share; provided, however, that in no event shall any adjustment be made that would cause any Option to fail to qualify as an option pursuant to an employee stock purchase plan within the meaning of Section 423 of the Code.

     4.3 Dissolution, Liquidation, or Merger. Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger, or consolidation of the Corporation with one or more corporations in which the Corporation is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Corporation to another corporation, the holder of each Option then outstanding under the Plan shall be entitled to receive at the next Purchase Date upon the exercise of such Option for each share as to which such Option shall be exercised, as nearly as reasonably may be determined, the cash, securities, or property which a holder of one share of the Common Stock was entitled to receive upon and at the time of such transaction. The Committee shall take such steps in connection with these transactions as the Committee deems necessary or appropriate to assure that the provisions of this Section shall thereafter be applicable, as nearly as reasonably may be determined, in relation to the cash, securities, or property which the holder of the Option may thereafter be entitled to receive. In lieu of the foregoing, the Committee may terminate the Plan in accordance with Section 8.2.

                                   ARTICLE V
                               OPTION PROVISIONS

     5.1 Purchase Price. The Purchase Price of a share of Common Stock purchased for a Participant pursuant to each exercise of an Option shall be the lesser of:

     (a) the Fair Market Value of a share of Common Stock on the Offering Date;
or

     (b) the Fair Market Value of a share of Common Stock on the Purchase Date.

     The Board of Directors and/or the Compensation Committee may, at any time prior to the commencement of a given Offering Period, establish a Purchase Price for such Offering Period that results in a discount in the Purchase Price; provided, however, that in no event shall such discount exceed fifteen percent (15%).

     5.2 Calendar Year $25,000 Limit. Notwithstanding anything else contained herein, no Employee may be granted an Option for any Offering Period which permits such Employee's rights to purchase Common Stock under this Plan and any other qualified employee stock purchase plan (within the meaning of Code Section
423) of the Corporation and its Subsidiaries to accrue at a rate which exceeds $25,000 of Fair Market Value of such Common Stock for each calendar year in which an Option is outstanding at any time. For purposes of this Section, Fair Market Value shall be determined as of the Offering Date.

     5.3 Offering Period Limit. Notwithstanding anything else contained herein, the maximum number of shares of Common Stock that an Eligible Employee may purchase in any Offering Period is 1,000 shares.

                                   ARTICLE VI
                            PURCHASING COMMON STOCK

     6.1 Participant's Contribution Account. The Administrator shall establish a book account in the name of each Participant for each Offering Period. As discussed in Section 6.2 below, a Participant's payroll deductions shall be credited to the Participant's Contribution Account, without interest, until such cash is withdrawn, distributed, or used to purchase Common Stock as described below.

     During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant. If the Corporation does not participate in a Direct Registration System, then until distribution is requested by a Participant pursuant to Article VII, stock certificates evidencing the Participant's shares of Common Stock acquired upon exercise of an Option shall be held by the Corporation as the nominee for the Participant. These shares shall be credited to the Participant's Stock Account. Certificates shall be held by the Corporation as nominee for Participants solely as a matter of convenience. A Participant shall have all ownership rights as to the shares credited to his or her Stock Account, and the Corporation shall have no ownership or other rights of any kind with respect to any such certificates or the shares represented thereby.

     All cash received or held by the Corporation under the Plan may be used by the Corporation for any corporate purpose. The Corporation shall not be obligated to segregate any assets held under the Plan.

     6.2  Payroll Deductions; Dividends.

     (a) Payroll Deductions. By submitting a Request Form at any time before an Offering Period in accordance with rules adopted by the Committee, an Eligible Employee may authorize a payroll deduction to purchase Common Stock under the Plan for the Offering Period. The payroll deduction shall be effective on the first pay period during the Offering Period commencing after receipt of the Request Form by the Administrator. The payroll deduction shall be in any whole percentage up to a maximum of ten percent (10%) of such Employee's Compensation payable each pay period, and at any other time an element of Compensation is payable. A Participant's payroll deduction shall not be less than one percent (1%) of such Employee's Compensation payable each payroll period.

     (b) Dividends. Cash dividends paid on Common Stock which is credited to a Participant's Stock Account as of the dividend payment date shall be credited to the Participant's Stock Account and paid to the Participant as soon as practicable.

     6.3 Discontinuance. A Participant may discontinue his or her payroll deductions for an Offering Period by filing a new Request Form with the Administrator. This discontinuance shall be effective on the first pay period commencing at least 30 days after receipt of the Request Form by the Administrator. A Participant who discontinues his or her payroll deductions for an Offering Period may not resume participation in the Plan until the following Offering Period.

     Any amount held in the Participant's Contribution Account for an Offering Period after the effective date of the discontinuance of his or her payroll deductions will either be refunded or used to purchase Common Stock in accordance with Section 7.1.

     6.4 Leave of Absence; Transfer to Ineligible Status. If a Participant either begins a leave of absence, is transferred to employment with a Subsidiary not participating in the Plan, or remains employed with an Employer but is no longer eligible to participate in the Plan, the Participant shall cease to be eligible for payroll deductions to his or her Contribution Account pursuant to
Section 6.2. The cash standing to the credit of the Participant's Contribution Account shall become subject to the provisions of Section 7.1.

     If the Participant returns from the leave of absence before being deemed to have ceased employment with the Employer under Section 3.3, or again becomes eligible to participate in the Plan, the Request Form, if any, in effect immediately before the leave of absence or disqualifying change in employment status shall be deemed void and the Participant must again complete a new Request Form to resume participation in the Plan.

     6.5 Automatic Exercise. Unless the cash credited to a Participant's Contribution Account is withdrawn or distributed as provided in Article VII, his or her Option shall be deemed to have been exercised automatically on each Purchase Date, for the purchase of the number of full shares of Common Stock which the cash credited to his or her Contribution Account at that time will purchase at the Purchase Price. If there is a cash balance remaining in the Participant's Contribution Account at the end of an Offering Period representing the exercise price for a fractional share of Common Stock, such balance may be retained, without interest, in the Participant's Contribution Account for the next Offering Period, unless the Participant requests that it be refunded. Any other cash balance remaining in the Participant's Contribution Account at the end of an Offering Period shall be refunded to the Participant, without interest. The amount of cash that may be used to purchase shares of Common Stock may not exceed the Compensation restrictions set forth in Section 6.2.

     Except as provided in the preceding paragraph, if the cash credited to a Participant's Contribution Account on the Purchase Date exceeds the applicable Compensation restrictions of Section 6.2 or exceeds the amount necessary to purchase the maximum number of shares of Common Stock available during the Offering Period, such excess cash shall be refunded to the Participant. Except as provided in the preceding paragraph, the excess cash may not be used to purchase shares of Common Stock nor retained in the Participant's Contribution Account for a future Offering Period.

     Each Participant shall receive a statement on an annual basis indicating the number of shares credited to his or her Stock Account, if any, under the Plan.

     6.6 Listing, Registration, and Qualification of Shares. The granting of Options for, and the sale and delivery of, Common Stock under the Plan shall be subject to the effecting by the Corporation of any listing, registration, or qualification of the shares subject to that Option upon any securities exchange or under any federal or state law, or the obtaining of the consent or approval of any governmental regulatory body deemed necessary or desirable for the issuance or purchase of the shares covered.

                                  ARTICLE VII
                          WITHDRAWALS; DISTRIBUTIONS

     7.1 Discontinuance of Deductions; Leave of Absence; Transfer to Ineligible Status. In the event of a Participant's complete discontinuance of payroll deductions under Section 6.3 or a Participant's leave of absence or transfer to an ineligible status under Section 6.4, the cash balance then standing to the credit of the Participant's Contribution Account shall be:

     (a) returned to the Participant, in cash, without interest, as soon as practicable, upon the Participant's written request received by the Administrator at least 30 days before the next Purchase Date; or

     (b) held under the Plan and used to purchase Common Stock for the Participant under the automatic exercise provisions of Section 6.5.

     7.2 In-Service Withdrawals. During such time, if any, as the Corporation participates in a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant and the Participant may withdraw certificates in accordance with the applicable terms and conditions of such Direct Registration System. If the Corporation does not participate in a Direct Registration System, (i) a Participant may, while an Employee of the Corporation or any Subsidiary, withdraw certificates for some or all of the shares of Common Stock credited to his or her Stock Account at any time, upon 30 days' written notice to the Administrator, and (ii) each Participant shall be permitted only one withdrawal under this Section during each Offering Period. If a Participant requests a distribution of only a portion of the shares of Common Stock credited to his or her Stock Account, the Administrator will distribute the oldest securities held in the Participant's Stock Account first, using a first in-first out methodology. The Administrator may at any time distribute certificates for some or all of the shares of Common Stock credited to a Participant's Stock Account, whether or not the Participant so requests.

     7.3 Termination of Employment for Reasons Other Than Death. If a Participant terminates employment with the Corporation and the Subsidiaries for reasons other than death, the cash balance in the Participant's Contribution Account shall be returned to the Participant in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to his or her Stock Account shall be distributed to the Participant as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the Participant shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     7.4 Death. In the event a Participant dies, the cash balance in his or her Contribution Account shall be distributed to the Participant's estate, in cash, without interest, as soon as practicable. Certificates for the shares of Common Stock credited to the Participant's Stock Account shall be distributed to the estate as soon as practicable, unless the Corporation then participates in a Direct Registration System, in which case, the estate shall be entitled to evidence of ownership of such shares in such form as the terms and conditions of such Direct Registration System permit.

     7.5 Registration. Whether represented in certificate form or by direct registration pursuant to a Direct Registration System, shares of Common Stock acquired upon exercise of an Option shall be directly registered in the name of the Participant or, if the Participant so indicates on the Request Form, (a) in the Participant's name jointly with a member of the Participant's family, with the right of survivorship, (b) in the name of a custodian for the Participant (in the event the Participant is under a legal disability or cannot otherwise have stock issued in the Participant's name), or (c) in a manner giving effect to the status of such shares as community property. No other names may be included in the Common Stock registration. The Corporation shall pay all issue or transfer taxes with respect to the issuance or transfer of shares of such Common Stock, as well as all fees and expenses necessarily incurred by the Corporation in connection with such issuance or transfer.

                                  ARTICLE VIII
                           AMENDMENT AND TERMINATION

     8.1 Amendment. The Committee shall have the right to amend or modify the Plan, in full or in part, at any time and from time to time; provided, however, that no amendment or modification shall:

     (a) affect any right or obligation with respect to any grant previously made, unless required by law, or

     (b) unless previously approved by the stockholders of the Corporation, where such approval is necessary to satisfy federal securities laws, the Code, or rules of any stock exchange on which the Corporation's Common Stock is listed:

          (1) in any manner materially affect the eligibility requirements set forth in Sections 3.1 and 3.3, or change the definition of Employer as set forth in Section 2.13;

          (2) increase the number of shares of Common Stock subject to any options issued to Participants (except as provided in Sections 4.2 and 4.3); or

          (3) materially increase the benefits to Participants under the Plan.

     8.2 Termination. The Committee may terminate the Plan at any time in its sole and absolute discretion. The Plan shall be terminated by the Committee if at any time the number of shares of Common Stock authorized for purposes of the Plan is not sufficient to meet all purchase requirements, except as specified in
Section 4.1.

     Upon termination of the Plan, the Administrator shall give notice thereof to Participants and shall terminate all payroll deductions. Cash balances then credited to Participants' Contribution Accounts shall be distributed as soon as practicable, without interest.

                                   ARTICLE IX
                                 MISCELLANEOUS

     9.1 Shareholder Approval. The Plan shall be approved and ratified by the stockholders of the Corporation, not later than 12 months after adoption of the Plan by the Board of Directors of the Corporation, pursuant to Treasury Regulation Section 1.423-2(c). If for any reason such approval is not given by such date, the Plan shall be null and void, and all payroll deductions to the Plan shall cease. The cash balances and Common Stock credited to Participants' accounts shall be promptly distributed to them; and any Common Stock certificates issued and delivered to Participants prior to such date shall remain the property of the Participants.

     9.2 Employment Rights. Neither the establishment of the Plan, nor the grant of any Options thereunder, nor the exercise thereof shall be deemed to give to any Employee the right to be retained in the employ of the Corporation or any Subsidiary or to interfere with the right of the Corporation or any Subsidiary to discharge any Employee or otherwise modify the employment relationship at any time.

     9.3 Tax Withholding. The Administrator will make appropriate provisions for withholding of federal, state, and local income taxes, and any other taxes, from a Participant's Compensation to the extent the Administrator deems such withholding to be legally required.

     9.4 Rights Not Transferable. Rights and Options granted under this Plan are not transferable by the Participant other than by will or by the laws of descent and distribution and are exercisable only by the Participant during his or her lifetime, or, after the Participant's lifetime, only by his or her beneficiary, descendent or other permitted transferee.

     9.5 No Repurchase of Stock by Corporation. The Corporation is under no obligation to repurchase from any Participant any shares of Common Stock acquired under the Plan.

     9.6 Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of Georgia except to the extent such laws are preempted by the laws of the United States.

     9.7 Shareholder Approval; Registration. The Plan was adopted by the Board of Directors of the Corporation on January 18, 2000 to be effective as of the Effective Date, provided that no payroll deductions may begin until a registration statement on Form S-8 filed under the Securities Act of 1933, as amended, covering the shares to be issued under the Plan, has become effective. The Plan is subject to approval by the stockholders of the Corporation within 12 months of approval by the Board of Directors.

                          * * * * * * * * * * * * * *

     The foregoing is hereby acknowledged as being the Crescent Banking Company 2000 Employee Stock Purchase Plan as adopted by the Board of Directors of the Corporation on January 18, 2000.

                    CRESCENT BANKING COMPANY


                    By: /s/ J. Donald Boggus, Jr.
                       ----------------------------------
                       Name:  J. Donald Boggus, Jr.
                       Title: President and
                              Chief Executive Officer

REVOCABLE PROXY                                                       PROXY CARD

                            CRESCENT BANKING COMPANY
           REVOCABLE PROXY BY AND ON BEHALF OF THE BOARD OF DIRECTORS
      FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 20, 2000

     The undersigned hereby appoints A. James Elliott and Bonnie Boling, or either of them, each with full power of substitution, as proxies to vote all shares of the $1.00 par value common stock of Crescent Banking Company (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held THURSDAY, APRIL 20, 2000, at 2:00 P.M. local time, at Pickens County Chamber of Commerce Community Center located at 500 Stegall Drive, Jasper, Georgia, and at any postponement or adjournment thereof (the "Annual Meeting").

     SAID PROXIES WILL VOTE ON THE PROPOSAL SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENTS AS SPECIFIED ON THIS PROXY AND ARE AUTHORIZED TO VOTE IN THEIR DISCRETION AS TO ANY OTHER BUSINESS WHICH MAY COME PROPERLY BEFORE THE MEETING. IF A VOTE IS NOT SPECIFIED SAID PROXIES WILL VOTE FOR APPROVAL OF THE PROPOSAL.

     The Board of Directors recommends a vote "FOR" the following proposal:
                                               ---

1. ELECTION OF DIRECTORS: Authority for the election of (i) Messrs. James D. Boggus, Sr. and Michael W. Lowe as Class III directors, each to serve until the Company's 2003 Annual Meeting of Shareholders or until their successors are elected and qualified, (ii) Mr. Charles Gehrmann as a Class II director, to serve until the Company's 2002 Annual Meeting of Shareholders, or until his successor is elected and qualified, and (iii) Mr. John S. Dean, Sr. as a Class IV director, to serve until the Company's 2001 Annual Meeting of Shareholders, or until his successor is elected and qualified.

FOR _____                         WITHHOLD AUTHORITY _____
the nominees listed above         to vote for nominees
(except as marked to              written below.
the contrary below)
________________________________________________________________________________

     The Board of Directors recommends a vote "FOR" the following proposal:
                                               ---

2. APPROVAL OF the CRESCENT BANKING COMPANY 2000 EMPLOYEE STOCK PURCHASE PLAN. Authority to approve the Crescent Banking Company 2000 Employee Stock Purchase Plan, a complete copy of which is included in the Proxy Statement as Appendix A.
                                                                     ----------

FOR _____                      AGAINST _____                      ABSTAIN _____

     Please sign exactly as name appears on the label below. When shares are held by joint tenants both should sign. When signing as attorney, administrator, trustee, or guardian please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

COMMON SHARES:                           DATED:________________, 2000

ACCOUNT NUMBER:


                                         ______________________________________
                                         Signature

                                         ______________________________________
                                         Signature if held jointly

PLEASE MARK, SIGN ABOVE, AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE
FURNISHED.

THIS PROXY IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE.